Fees Summary	Oct. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 1,141.98
Total Transaction Valuation	8,269,243.00
Total Offset Amount	0.00
Net Fee	$ 1,141.98